UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 20, 2013

APOLLO ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	000-54179	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 E. Colorado Blvd., Suite 888 Pasadena, CA 91101
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(626) 683-9120

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 20, 2013, the board of directors (“Board”) appointed Chunhua Huang as Chief Financial Officer and Treasurer of Apollo Acquisition Corporation (the “Company”), to serve until his successor shall be duly appointed, unless he resigns, is removed from office, or is otherwise disqualified from serving as an officer of the Company.  For SEC reporting purposes, Dr. Huang was designated as the Company’s “Principal Financial Officer.”

There are no arrangements or understandings between Dr. Huang and any other person pursuant to which he was appointed as officer of the Company.  In addition, there are no family relationships between Dr. Huang and any of the Company’s other officers or directors.  Further, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the company is a participant, the amount involved exceeds $120,000, and in which Dr. Huang had, or will have, a direct or indirect material interest.

Chunhua Huang – Dr. Huang, 49, has served as Vice Chairman of the Board of Hybrid Kinetic Group Limited, since August 2010.  Dr. Huang started his investment banking career as a China equity analyst at James Capel (Asia) (now HSBC Securities) from 1994 to 1996.  He was a senior member of the top-ranked China research team of Credit Lyonnais Securities Asia (CLSA) between 1996 and 2000.  Dr. Huang joined Brilliance China Automotive Holdings Limited to serve as Chief Financial Officer of Far Eastern Golden Resources between August 2000 and May 2004 and as Deputy Chairman between November 2002 and August 2007.  From May 2007 to April 2009, Dr. Huang returned to the brokerage industry to join BNP Paribas as Director of China Equity Research and a China Equity Strategist.  He holds a Bachelor of Economics Degree from Wuhan University in China, and an MBA and PhD in Marketing from the University of Strathclyde in Scotland. Dr. Huang has also served as a director of Nevada Gold Holdings, Inc. since November 2010.  Dr. Huang is an experienced executive having served on the audit committee of China Rare Earth Holdings Ltd. since January 2011 and qualifies as an audit committee financial expert.

Dr. Huang has demonstrated strong business acumen and the ability to exercise sound judgment.  His prior experience makes him well suited to serve as the Company’s Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 26, 2013

APOLLO ACQUISITION CORPORATION

By:  /s/Jianguo Xu

Name:

Jianguo Xu

Title:

President and Chief Executive Officer

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